UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08709

Western Asset High Income Fund II Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place,

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: April 30

Date of reporting period: October 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	October 31, 2016

WESTERN ASSET

HIGH INCOME FUND II INC.

(HIX)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. In addition, the Fund may invest up to 35% of its total assets in debt securities of issuers located in emerging market countries.

II	Western Asset High Income Fund II Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Income Fund II Inc. for the six-month reporting period ended October 31, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

November 30, 2016

Western Asset High Income Fund II Inc.	III

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended October 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first and second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s second reading for third quarter 2016 GDP growth — released after the reporting period ended — was 3.2%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, an upturn in federal government spending and smaller decreases in state and local government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended on October 31, 2016, the unemployment rate was 4.9%, as reported by the U.S. Department of Labor. However, the percentage of longer-term unemployed edged slightly higher over the period. In October 2016, 25.2% of Americans looking for a job had been out of work for more than six months, versus 25.1% when the period began.

IV	Western Asset High Income Fund II Inc.

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. At its meeting that concluded on November 2, 2016 (after the reporting period ended), as well as during the prior meetings of the year, the Fed kept rates on hold. In the Fed’s statement after the November meeting it said, “The Committee judges that the case for an increase in the federal funds rate has continued to strengthen but decided, for the time being, to wait for some further evidence of continued progress toward its objectives. The stance of monetary policy remains accommodative, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.”

Q. Did Treasury yields trend higher or lower during the six months ended October 31, 2016?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields were relatively flat overall during the six months ended October 31, 2016. Two-year Treasury yields began the reporting period at 0.77% and ended the period at 0.86%. Their peak of 0.92% took place on May 24 and May 25, 2016 and their low of 0.56% occurred on July 5, 2016. Ten-year Treasury yields began the reporting period at 1.83% and ended the period at 1.60%. Their peak of 1.88% took place on May 2, 2016 and their low of 1.37% occurred on July 5 and July 8, 2016.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generally posted positive results during the reporting period. Performance fluctuated with investor sentiment given signs of moderating global growth, shifting expectations for future Fed monetary policy, “Brexit” the U.K.’s vote to leave the European Union, and several geopolitical issues. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, gained 1.51% during the six months ended October 31, 2016. Higher risk segments of the market generated the best returns during the reporting period.

Q. How did the high-yield bond market perform over the six months ended October 31, 2016?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv, gained 7.59% for the six months ended October 31, 2016. The high-yield market posted positive returns during all six months of the reporting period. This was driven by several factors, including robust demand from investors looking to generate incremental yield in the low interest rate environment, stabilizing oil prices and the Fed reducing its expectations for rate hikes in 2016.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi gained 5.71% during the six months ended October 31, 2016. While there were several bouts of weakness, the asset class generated positive returns during four of the six months of the

Western Asset High Income Fund II Inc.	V

Investment commentary (cont’d)

reporting period. Supporting the asset class were stabilizing oil prices, accommodative global monetary policy and overall solid investor demand.

Performance review

For the six months ended October 31, 2016, Western Asset High Income Fund II Inc. returned 11.70% based on its net asset value (“NAV”)vii and 7.84% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned 7.59% and 5.71%, respectively for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Averageviii returned 9.66% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.36 per share. As of October 31, 2016, the Fund estimates that 97.1% of the distributions were sourced from investment income and 2.9% constitutes a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of October 31, 2016. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2016 (unaudited)
Price Per Share	6-Month Total Return**
$7.57 (NAV)	11.70	%†
$7.07 (Market Price)	7.84	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

VI	Western Asset High Income Fund II Inc.

Looking for additional information?

The Fund is traded under the symbol “HIX” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHGIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Fund II Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

November 30, 2016

RISKS: The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds, known as “junk bonds,” involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. These risks are magnified in emerging markets. The Fund is also permitted purchases of equity securities. Equity securities generally have greater price volatility than fixed income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset High Income Fund II Inc.	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended October 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 35 funds in the Fund’s Lipper category.

VIII	Western Asset High Income Fund II Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2016 and April 30, 2016 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.
*	Effective August 31, 2016, the Financials sector was redefined to exclude real estate and a Real Estate sector was created.

Western Asset High Income Fund II Inc. 2016 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — October 31, 2016

Total Spread Duration
HIX	— 5.16 years
Benchmark	— 4.68 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 80% of Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and 20% of JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
HIX	— Western Asset High Income Fund II Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

2	Western Asset High Income Fund II Inc. 2016 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — October 31, 2016

Total Effective Duration
HIX	— 5.89 years
Benchmark	— 4.73 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 80% of Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and 20% of JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
HIX	— Western Asset High Income Fund II Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

Western Asset High Income Fund II Inc. 2016 Semi-Annual Report	3

Schedule of investments (unaudited)

October 31, 2016

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 111.1%
Consumer Discretionary — 22.8%
Auto Components — 1.3%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	2,310,000		$2,277,891	(a)
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	1,330,000		1,344,962	(b)
IHO Verwaltungs GmbH, Senior Secured Bonds	4.125%	9/15/21	910,000		933,888	(a)(c)
IHO Verwaltungs GmbH, Senior Secured Bonds	4.750%	9/15/26	910,000		910,000	(a)(c)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	2,940,000		3,112,725	(a)
Total Auto Components					8,579,466
Diversified Consumer Services — 1.4%
Cengage Learning Inc., Senior Notes	9.500%	6/15/24	1,870,000		1,771,825	(a)(b)
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	3,300,000		3,514,500	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	2,090,000		2,455,750	(b)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	1,810,000		1,778,325	(b)
Total Diversified Consumer Services					9,520,400
Hotels, Restaurants & Leisure — 4.7%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	2,736,014		2,736,014	(a)(b)(c)(d)(e)
Brinker International Inc., Senior Notes	5.000%	10/1/24	3,506,000		3,576,120	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	1,910,000		2,086,675	(b)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,344,000		1,406,182	(a)(b)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	2,060,000		2,080,600	(b)
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	7/1/19	2,180,000		2,212,700	(a)(b)
Fontainebleau Las Vegas Holdings LLC, Senior Secured Notes	10.250%	6/15/15	975,000		102	*(a)(b)(f)
Gala Electric Casinos Ltd., Secured Notes	11.500%	6/1/19	1,097,091	GBP	1,387,959	(g)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	2,177,000		2,318,505	(b)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	850,000		903,125	(a)(b)
Landry’s Inc., Senior Notes	6.750%	10/15/24	2,020,000		2,065,450	(a)(b)
MGM Resorts International, Senior Notes	4.625%	9/1/26	2,210,000		2,138,175	(b)
Mohegan Tribal Gaming Authority, Senior Notes	7.875%	10/15/24	1,640,000		1,668,700	(a)
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	1,030,000		1,100,658	(a)(b)
Viking Cruises Ltd., Senior Notes	8.500%	10/15/22	4,897,000		4,958,213	(a)(b)
Total Hotels, Restaurants & Leisure					30,639,178
Household Durables — 2.2%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	3,860,000		3,917,900	(a)(b)(c)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	3,120,000		3,088,800	(a)(b)

See Notes to Financial Statements.

4	Western Asset High Income Fund II Inc. 2016 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Household Durables — continued
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	2,980,000	$3,136,450	(b)
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	610,000	637,450	(b)
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	3,720,000	3,627,000	(a)(b)
Total Household Durables				14,407,600
Leisure Products — 0.3%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	2,560,000	1,900,800	(a)(b)
Media — 9.3%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	2/15/26	2,050,000	2,140,969	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.875%	5/1/27	3,100,000	3,255,000	(a)(b)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	3,510,000	3,792,313	(a)(b)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	1,480,000	1,740,443	(a)(b)
DISH DBS Corp., Senior Notes	5.875%	7/15/22	1,400,000	1,449,000	(b)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	1,020,000	1,030,838	(b)
DISH DBS Corp., Senior Notes	7.750%	7/1/26	3,850,000	4,237,425
iHeartCommunications Inc., Senior Notes	14.000%	2/1/21	2,768,612	1,065,916	(b)(c)
LG FinanceCo Corp., Senior Notes	5.875%	11/1/24	920,000	933,225	(a)
MDC Partners Inc., Senior Notes	6.500%	5/1/24	2,650,000	2,272,375	(a)(b)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	2,767,499	1,646,662	(a)(b)(c)
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	7,770,000	7,794,242	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	3,500,000	3,539,375	(a)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	2,500,000	2,872,895	(b)
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	1,336,000	1,528,280	(b)
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	4,184,000	4,210,150	(a)(b)
Viacom Inc., Senior Notes	4.375%	3/15/43	4,689,000	4,330,118
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	5,620,000	5,760,500	(a)(b)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	3,990,000	4,064,812	(a)(b)
Ziggo Secured Finance BV, Senior Secured Notes	5.500%	1/15/27	3,100,000	3,069,000	(a)
Total Media				60,733,538
Multiline Retail — 0.9%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	2,210,000	2,364,700	(b)
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	660,000	622,050	(b)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.000%	10/15/21	1,310,000	1,087,300	(a)(b)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	2,040,000	1,615,425	(a)(b)(c)
Total Multiline Retail				5,689,475

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2016 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

October 31, 2016

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — 2.7%
American Greetings Corp., Senior Notes	7.375%	12/1/21	2,480,000	$2,551,300	(b)
GameStop Corp., Senior Notes	6.750%	3/15/21	1,760,000	1,817,200	(a)(b)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	6,210,000	5,604,525	(a)(b)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	1,570,000	1,672,050	(a)(b)
L Brands Inc., Debentures	6.950%	3/1/33	800,000	830,000	(b)
L Brands Inc., Senior Notes	6.875%	11/1/35	1,710,000	1,821,150
L Brands Inc., Senior Notes	7.600%	7/15/37	270,000	284,175
PetSmart Inc., Senior Notes	7.125%	3/15/23	1,060,000	1,111,675	(a)(b)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	1,650,000	1,769,625	(b)
Total Specialty Retail				17,461,700
Total Consumer Discretionary				148,932,157
Consumer Staples — 4.4%
Beverages — 1.0%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	2,410,000	2,253,350	(a)(b)
Cott Beverages Inc., Senior Notes	6.750%	1/1/20	2,140,000	2,228,275	(b)
DS Services of America Inc., Secured Notes	10.000%	9/1/21	2,003,000	2,233,345	(a)(b)
Total Beverages				6,714,970
Food & Staples — 0.2%
FAGE International SA/FAGE USA Dairy Industry Inc., Senior Notes	5.625%	8/15/26	1,250,000	1,293,750	(a)
Food & Staples Retailing — 0.5%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	3,110,000	3,012,812	(a)(b)
Food Products — 1.1%
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	3,090,000	3,174,975	(a)(b)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	4,220,000	4,262,200	(a)(b)
Total Food Products				7,437,175
Household Products — 0.8%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	1,290,000	1,383,525	(b)
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	1,630,000	1,793,000	(b)
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	2,080,000	2,262,000	(b)
Total Household Products				5,438,525
Tobacco — 0.8%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	4,500,000	3,774,375	(b)
Alliance One International Inc., Senior Secured Notes	8.500%	4/15/21	1,170,000	1,172,925	(a)
Total Tobacco				4,947,300
Total Consumer Staples				28,844,532

See Notes to Financial Statements.

6	Western Asset High Income Fund II Inc. 2016 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 20.5%
Energy Equipment & Services — 1.6%
CGG, Senior Notes	6.500%	6/1/21	2,520,000	$1,285,200
CGG, Senior Notes	6.875%	1/15/22	480,000	242,400
Ensco PLC, Senior Notes	4.700%	3/15/21	450,000	416,700
Ensco PLC, Senior Notes	5.750%	10/1/44	2,403,000	1,616,017
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	880,000	761,200	(a)
Pride International Inc., Senior Notes	6.875%	8/15/20	650,000	662,188
Pride International Inc., Senior Notes	7.875%	8/15/40	1,890,000	1,516,725	(b)
SESI LLC, Senior Notes	6.375%	5/1/19	2,780,000	2,759,150
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	2,730,000	1,116,297	(a)(b)(d)(e)
Total Energy Equipment & Services				10,375,877
Oil, Gas & Consumable Fuels — 18.9%
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	1,550,000	860,250	*(b)(d)(h)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	2,260,000	2,220,450	(a)(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	2,150,000	2,434,875	(a)(b)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	1,750,000	1,822,188	(b)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	4,340,000	4,112,150	(b)
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	940,000	822,500
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	700,000	609,000
Continental Resources Inc., Senior Notes	5.000%	9/15/22	570,000	560,025	(b)
Continental Resources Inc., Senior Notes	3.800%	6/1/24	550,000	508,750
Continental Resources Inc., Senior Notes	4.900%	6/1/44	2,650,000	2,269,062
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	2,919,000	2,999,272	(b)
Diamondback Energy Inc., Senior Notes	4.750%	11/1/24	760,000	760,950	(a)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	2,500,000	2,218,750	(b)
Enterprise Products Operating LLC, Junior Subordinated Notes	4.593%	8/1/66	285,000	271,463	(b)(i)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	1,960,000	1,548,400	(b)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	1,330,000	911,050	(b)
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., Senior Notes	7.875%	7/15/21	960,000	1,020,000	(a)(b)
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.125%	6/15/19	670,000	686,750
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.750%	2/1/22	740,000	760,350

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2016 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

October 31, 2016

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.875%	2/15/23	2,490,000	$2,595,825	(b)
Gazprom OAO Via Gaz Capital SA, Loan Participation Notes, Senior Notes	6.510%	3/7/22	2,550,000	2,800,260	(a)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	5,640,000	5,428,500	(a)(b)
Gulfport Energy Corp., Senior Notes	6.000%	10/15/24	2,010,000	2,050,200	(a)
Holly Energy Partners LP/Holly Energy Finance Corp., Senior Notes	6.000%	8/1/24	720,000	752,400	(a)
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	1,950,000	2,390,353	(b)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,720,000	1,764,985	(g)
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	2,040,000	2,071,997	(a)
Magnum Hunter Resources Corp. Escrow	9.750%	5/15/20	8,070,000	0	*(d)(e)(j)
MEG Energy Corp., Senior Notes	6.500%	3/15/21	3,250,000	2,819,375	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	880,000	726,000	(a)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	2,580,000	1,993,050	(a)(b)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	2,000,000	2,015,000	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	1,900,000	2,090,000	(a)(b)
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	2,240,000	2,268,000	(b)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	3,238,000	3,233,952	(b)
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	1,540,000	1,516,900	(b)
Pacific Exploration and Production Corp., Senior Notes	12.000%	12/22/16	1,810,000	1,831,720
Pacific Exploration and Production Corp., Senior Notes	7.250%	12/12/21	2,350,000	481,750	*(a)(h)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	800,000	727,000
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	3,980,000	3,545,981
Petroleos de Venezuela SA, Senior Bonds	6.000%	5/16/24	4,560,000	1,721,400	(g)
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	2,000,000	2,023,000
Petroleos Mexicanos, Senior Notes	4.875%	1/24/22	5,900,000	6,046,320
Rice Energy Inc., Senior Notes	7.250%	5/1/23	2,952,000	3,143,880	(b)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	1,330,000	1,436,400	(a)(b)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,430,000	1,497,925	(a)(b)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	1,390,000	1,481,254	(a)(b)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	1,750,000	1,859,375
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	700,000	714,000	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,470,000	1,374,450	(b)(d)
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	10,670,000	9,176,200	(b)(d)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,810,000	1,457,050	(a)(b)(d)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.125%	2/1/25	1,810,000	1,810,000	(a)

See Notes to Financial Statements.

8	Western Asset High Income Fund II Inc. 2016 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	2,000,000	$2,005,000	(a)(b)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.125%	10/15/21	290,000	303,594
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	810,000	876,825
Whiting Petroleum Corp., Senior Notes	5.000%	3/15/19	1,840,000	1,757,200	(b)
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	690,000	639,975	(b)
Williams Cos. Inc., Debentures	7.500%	1/15/31	780,000	900,416
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	1,040,000	1,011,400
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,280,000	1,308,800	(b)
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	3,900,000	4,004,812	(b)
WPX Energy Inc., Senior Notes	7.500%	8/1/20	610,000	645,838	(b)
WPX Energy Inc., Senior Notes	8.250%	8/1/23	1,020,000	1,106,700	(b)
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	540,000	595,188	(a)
YPF Sociedad Anonima, Senior Notes	8.500%	7/28/25	3,530,000	3,856,525	(a)
Total Oil, Gas & Consumable Fuels				123,253,010
Total Energy				133,628,887
Financials — 13.4%
Banks — 8.3%
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	2,550,000	2,769,937	(b)(i)(k)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	3,710,000	4,695,536	(a)(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,950,000	3,298,469	(b)
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	800,000	812,300	(b)(i)(k)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	1,820,000	1,870,050	(a)(b)(i)(k)
CIT Group Inc., Senior Notes	5.375%	5/15/20	340,000	364,225
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,060,000	1,132,875	(b)
CIT Group Inc., Senior Notes	5.000%	8/1/23	3,901,000	4,164,708	(b)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	2,530,000	2,593,250	(b)(i)(k)
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	3,180,000	3,595,880	(a)(b)(i)(k)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	2,510,000	2,703,069	(a)(i)(k)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	570,000	595,650	(b)(i)(k)
JPMorgan Chase & Co., Junior Subordinated Notes	6.100%	10/1/24	2,410,000	2,535,681	(b)(i)(k)
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	2,030,000	2,093,397
M&T Bank Corp., Junior Subordinated Bonds	6.875%	12/1/16	4,400,000	4,438,500	(b)(k)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	3,530,000	4,191,875	(b)(i)(k)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes	8.625%	8/15/21	1,370,000	1,366,575	(i)(k)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2016 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

October 31, 2016

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	650,000		$729,037	(b)
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	4,860,000	AUD	3,833,942	(g)(i)
Santander UK Group Holdings PLC, Junior Subordinated Bonds	7.375%	6/24/22	1,640,000	GBP	2,017,892	(g)(i)(k)
Sberbank of Russia Via SB Capital SA, Subordinated Notes	5.500%	2/26/24	4,420,000		4,392,375	(g)(i)
Total Banks					54,195,223
Capital Markets — 1.0%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	1,110,000		1,170,407
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	2,080,000		2,152,800	(a)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,320,000		2,935,058	(b)
Total Capital Markets					6,258,265
Consumer Finance — 0.9%
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	2,230,000		2,417,432	(b)
Navient Corp., Senior Notes	6.625%	7/26/21	1,200,000		1,212,000	(b)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	3,129,000		2,362,395	(a)(b)
Total Consumer Finance					5,991,827
Diversified Financial Services — 2.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	1,390,000		1,454,287
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	890,000		938,950
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,385,000		3,472,279	(b)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	5,180,000		5,464,900	(b)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	310,000		335,962
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,160,000		2,575,800	(b)
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	760,000		838,873
Nationwide Building Society, Junior Subordinated Notes	6.875%	6/20/19	1,140,000	GBP	1,377,919	(g)(i)(k)
Total Diversified Financial Services					16,458,970
Insurance — 0.7%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,450,000		1,453,625	(a)(b)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	1,780,000		1,468,500	(b)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,100,000		1,413,500	(a)(b)
Total Insurance					4,335,625
Total Financials					87,239,910
Health Care — 6.0%
Biotechnology — 0.2%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	1,490,000		1,404,325	(a)(b)

See Notes to Financial Statements.

10	Western Asset High Income Fund II Inc. 2016 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Equipment & Supplies — 1.3%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	1,610,000		$1,610,000	(a)(b)(c)
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	1,360,000		1,169,600
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	620,000		571,950	(a)(b)
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	1,760,000		1,694,000	(a)(b)
Immucor Inc., Senior Notes	11.125%	8/15/19	1,960,000		1,852,200	(b)
Kinetic Concepts Inc./KCI USA Inc., Senior Secured Notes	7.875%	2/15/21	1,720,000		1,857,600	(a)(b)
Total Health Care Equipment & Supplies					8,755,350
Health Care Providers & Services — 3.3%
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,458,000		1,355,940	(b)
Centene Corp., Senior Notes	5.625%	2/15/21	1,020,000		1,072,540	(b)
Centene Corp., Senior Notes	4.750%	5/15/22	1,290,000		1,315,800	(b)
Centene Corp., Senior Notes	6.125%	2/15/24	810,000		864,675
Centene Corp., Senior Notes	4.750%	1/15/25	980,000		978,163
HCA Inc., Debentures	7.500%	11/15/95	2,205,000		2,238,075	(b)
HCA Inc., Senior Secured Notes	5.250%	6/15/26	1,090,000		1,141,775	(b)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	3,240,000		3,102,300	(b)
Synlab Unsecured Bondco PLC, Senior Bonds	8.250%	7/1/23	820,000	EUR	975,588	(g)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	2,010,000		1,974,825	(b)
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	2,580,000		2,724,170	(b)
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	3,900,000		3,763,500	(b)
Total Health Care Providers & Services					21,507,351
Pharmaceuticals — 1.2%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	2,500,000	EUR	2,784,032	(b)(g)
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	1,280,000		1,113,600	(a)(b)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	4,240,000		3,789,500	(a)(b)
Total Pharmaceuticals					7,687,132
Total Health Care					39,354,158
Industrials — 11.6%
Aerospace & Defense — 0.9%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	4,430,000		4,330,325	(a)(b)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	1,400,000		1,410,500	(b)
Total Aerospace & Defense					5,740,825
Air Freight & Logistics — 0.6%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	1,530,000		1,595,025	(a)(b)
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	2,290,000		2,361,562	(a)
Total Air Freight & Logistics					3,956,587

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2016 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

October 31, 2016

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Airlines — 1.0%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	921,541		$971,074	(a)(b)
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	3,772,244		4,257,921	(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	988,093		1,127,661	(b)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	426,362		431,354	(b)
Total Airlines					6,788,010
Building Products — 0.7%
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	2,340,000		2,246,400	(a)
Standard Industries Inc., Senior Notes	5.125%	2/15/21	870,000		917,850	(a)
Standard Industries Inc., Senior Notes	5.500%	2/15/23	1,290,000		1,348,050	(a)(b)
Total Building Products					4,512,300
Commercial Services & Supplies — 2.4%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	1,270,000		1,219,200	(a)(b)
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	2,290,000		2,519,000	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	810,000		771,525	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	1,241,000		1,278,230	(a)(b)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	3,018,000		3,224,371	(b)
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	1,750,000		1,743,438
West Corp., Senior Notes	5.375%	7/15/22	4,730,000		4,570,362	(a)(b)
Total Commercial Services & Supplies					15,326,126
Construction & Engineering — 1.1%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	2,380,000		2,594,200	(a)(b)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	2,496,539		2,259,368	(a)(b)(c)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,310,000		1,316,550	(a)(b)
Modular Space Corp., Secured Notes	10.250%	1/31/19	2,480,000		1,078,800	*(a)(b)(d)(h)
Total Construction & Engineering					7,248,918
Electrical Equipment — 0.5%
International Wire Group Inc., Senior Notes	10.750%	8/1/21	1,300,000		1,231,750	(a)(b)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	1,400,000		1,379,000	(a)(b)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	174,172	(a)
WESCO Distribution Inc., Senior Notes	5.375%	6/15/24	380,000		385,320	(a)(b)
Total Electrical Equipment					3,170,242

See Notes to Financial Statements.

12	Western Asset High Income Fund II Inc. 2016 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Machinery — 1.8%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	4,550,000	$4,652,375	(a)
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	1,570,000	1,201,050	(a)(b)
DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	5,370,000	5,598,225	(a)(b)
Total Machinery				11,451,650
Marine — 0.5%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	4,110,000	3,123,600	(a)(b)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	2,150,000	419,250	*(d)(h)
Total Marine				3,542,850
Road & Rail — 1.1%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	3,040,000	2,842,400	(a)(b)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	3,340,000	3,373,400	(a)(b)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,870,000	1,262,250	(b)
Total Road & Rail				7,478,050
Trading Companies & Distributors — 0.7%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	4,325,000	4,571,525	(b)
Transportation — 0.3%
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	2,799,087	1,728,436	(a)(b)(c)
Total Industrials				75,515,519
Information Technology — 2.6%
Electronic Equipment, Instruments & Components — 0.1%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	740,000	742,775	(b)
Internet Software & Services — 0.2%
Match Group Inc., Senior Notes	6.375%	6/1/24	1,170,000	1,267,987
IT Services — 1.3%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	980,000	460,600	(a)(b)(d)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	7,780,000	7,925,875	(a)
Total IT Services				8,386,475
Technology Hardware, Storage & Peripherals — 1.0%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Notes	5.875%	6/15/21	2,140,000	2,256,337	(a)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Notes	7.125%	6/15/24	1,240,000	1,359,449	(a)(b)
Seagate HDD Cayman, Senior Bonds	4.750%	6/1/23	1,700,000	1,692,563
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	850,000	810,581
Seagate HDD Cayman, Senior Bonds	4.875%	6/1/27	495,000	448,132
Total Technology Hardware, Storage & Peripherals				6,567,062
Total Information Technology				16,964,299

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2016 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

October 31, 2016

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 10.8%
Chemicals — 1.9%
Axalta Coating Systems LLC, Senior Notes	4.875%	8/15/24	1,600,000	$1,628,000	(a)(b)
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	700,000	729,316	(g)
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	1,206,000	1,293,435	(a)(b)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	1,173,496	1,114,821	(a)(b)(c)
PQ Corp., Senior Secured Notes	6.750%	11/15/22	440,000	475,750	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.000%	12/1/18	4,490,000	4,456,325	(a)(b)
Valvoline Inc., Senior Notes	5.500%	7/15/24	2,200,000	2,326,500	(a)
Total Chemicals				12,024,147
Construction Materials — 0.6%
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	1,530,000	1,587,375	(a)(b)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	2,360,000	1,722,800	(a)(b)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	790,000	576,700	(a)(b)
Total Construction Materials				3,886,875
Containers & Packaging — 2.7%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	6/30/21	1,960,000	2,018,800	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	580,000	614,800	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	4,070,000	4,273,500	(a)(b)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	1,600,000	1,660,000	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	5,220,000	5,833,350	(b)
Pactiv LLC, Senior Notes	7.950%	12/15/25	920,000	1,009,700	(b)
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	2,000,000	1,855,000	(a)(b)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	590,000	606,408	(a)
Total Containers & Packaging				17,871,558
Metals & Mining — 5.4%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	1,020,000	1,058,250	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	2,450,000	2,529,135	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	2,510,000	2,535,100	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	590,000	599,366	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	2,040,000	2,085,900	(a)
ArcelorMittal SA, Senior Notes	8.000%	10/15/39	3,200,000	3,456,000
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	800,000	819,000	(a)(b)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,350,000	1,390,500	(b)
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	30,000	29,025

See Notes to Financial Statements.

14	Western Asset High Income Fund II Inc. 2016 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	1,060,000	$1,007,000	(b)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	760,000	701,100
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	910,000	825,825
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	1,280,000	1,068,800
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,925,408	109,703	*(a)(d)(h)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	32,857	0	(a)(d)(e)(j)
Novelis Corp., Senior Notes	5.875%	9/30/26	1,530,000	1,552,950	(a)(b)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,820,000	2,141,991	(b)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	1,300,000	1,345,565	(b)
Teck Resources Ltd., Senior Notes	3.000%	3/1/19	1,130,000	1,118,700
Teck Resources Ltd., Senior Notes	8.000%	6/1/21	1,990,000	2,179,050	(a)
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	2,780,000	3,224,800	(a)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	1,784,000	1,792,920	(b)
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,960,000	2,999,812	(b)
Vale SA, Senior Notes	5.625%	9/11/42	830,000	725,777	(b)
Total Metals & Mining				35,296,269
Paper & Forest Products — 0.2%
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	1,340,000	1,375,175	(b)
Total Materials				70,454,024
Real Estate — 2.5%
Equity Real Estate Investment Trusts (REITs) — 1.1%
Communications Sales & Leasing Inc., Senior Secured Notes	6.000%	4/15/23	970,000	1,008,800	(a)(b)
Corrections Corp. of America, Senior Notes	4.125%	4/1/20	290,000	272,600
Corrections Corp. of America, Senior Notes	5.000%	10/15/22	1,440,000	1,306,800
Corrections Corp. of America, Senior Notes	4.625%	5/1/23	470,000	414,775
GEO Group Inc., Senior Notes	6.000%	4/15/26	1,740,000	1,509,450	(b)
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Senior Notes	4.500%	9/1/26	1,770,000	1,747,875	(a)(b)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	1,020,000	1,104,150	(b)
Total Equity Real Estate Investment Trusts (REITs)				7,364,450
Real Estate Management & Development — 1.4%
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	5,680,000	5,921,400	(b)
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	3,110,000	3,397,675	(a)(b)
Total Real Estate Management & Development				9,319,075
Total Real Estate				16,683,525

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2016 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

October 31, 2016

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Telecommunication Services — 14.1%
Diversified Telecommunication Services — 5.4%
CenturyLink Inc., Senior Notes	6.750%	12/1/23	1,150,000	$1,185,937	(b)
CenturyLink Inc., Senior Notes	7.650%	3/15/42	2,690,000	2,407,550	(b)
Frontier Communications Corp., Senior Notes	11.000%	9/15/25	3,520,000	3,617,328
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	3,500,000	2,590,000	(b)
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	3,660,000	3,696,600	(a)
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	1,260,000	1,302,525	(b)
Level 3 Financing Inc., Senior Notes	5.250%	3/15/26	2,060,000	2,096,050	(a)(b)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	4,340,000	1,182,650	*(a)(h)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	7,690,000	7,843,800	(a)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	5,760,000	5,889,600	(b)
Windstream Services LLC, Senior Notes	7.750%	10/1/21	2,640,000	2,630,100	(b)
Windstream Services LLC, Senior Notes	6.375%	8/1/23	630,000	560,700	(b)
Total Diversified Telecommunication Services				35,002,840
Wireless Telecommunication Services — 8.7%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	6,240,000	6,442,800	(a)
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	400,000	452,000	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	2,510,000	2,726,487	(a)(b)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	6,720,000	7,744,800	(a)(b)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,200,000	2,029,500	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,170,000	5,260,475	(b)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	7,200,000	7,938,000	(a)(b)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	2,300,000	2,397,750	(b)
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	4,285,000	5,034,875	(b)
Sprint Corp., Senior Notes	7.250%	9/15/21	4,400,000	4,515,500	(b)
Sprint Corp., Senior Notes	7.875%	9/15/23	110,000	109,175	(b)
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	1,090,000	1,126,788	(b)
T-Mobile USA Inc., Senior Notes	6.633%	4/28/21	140,000	147,175	(b)
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	3,150,000	3,323,250	(b)
T-Mobile USA Inc., Senior Notes	6.500%	1/15/26	310,000	340,597
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	9.125%	4/30/18	2,220,000	2,415,118	(g)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	2,300,000	2,547,124	(a)(b)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	1,620,000	1,792,546	(g)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	700,000	774,557	(a)
Total Wireless Telecommunication Services				57,118,517
Total Telecommunication Services				92,121,357

See Notes to Financial Statements.

16	Western Asset High Income Fund II Inc. 2016 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 2.4%
Electric Utilities — 1.2%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	4,320,000	$2,986,200	(b)
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	4,380,000	4,599,000	(b)
Total Electric Utilities				7,585,200
Independent Power and Renewable Electricity Producers — 1.2%
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	2,415,000	2,535,750	(a)(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	7,190,293	5,689,319	(b)
Total Independent Power and Renewable Electricity Producers				8,225,069
Total Utilities				15,810,269
Total Corporate Bonds & Notes (Cost — $697,875,984)				725,548,637
Convertible Bonds & Notes — 0.9%
Consumer Discretionary — 0.3%
Media — 0.3%
DISH Network Corp., Senior Notes	3.375%	8/15/26	1,710,000	1,967,569	(a)(b)
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., Senior Notes	5.500%	9/15/26	900,000	849,375	(a)
Whiting Petroleum Corp., Senior Notes	1.250%	4/1/20	280,000	236,250
Total Energy				1,085,625
Information Technology — 0.3%
Semiconductors & Semiconductor Equipment — 0.3%
Advanced Micro Devices Inc., Senior Notes	2.125%	9/1/26	1,670,000	1,886,056
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	802,000	725,810
Metals & Mining — 0.0%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	2,275,505	159,285	(a)(c)(d)
Total Materials				885,095
Total Convertible Bonds & Notes (Cost — $7,550,198)				5,824,345
Senior Loans — 2.1%
Consumer Discretionary — 0.6%
Hotels, Restaurants & Leisure — 0.1%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	940,000	943,917	(l)(m)
Specialty Retail — 0.3%
Spencer Gifts LLC, Second Lien Term Loan	9.250%	6/29/22	2,070,000	1,707,750	(l)(m)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2016 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

October 31, 2016

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Textiles, Apparel & Luxury Goods — 0.2%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	1,566,150		$1,151,120	(l)(m)
Total Consumer Discretionary					3,802,787
Energy — 0.7%
Energy Equipment & Services — 0.2%
Hercules Offshore LLC, Exit Term Loan	10.500%	5/6/20	2,216,451		1,551,515	(d)(l)(m)
Oil, Gas & Consumable Fuels — 0.5%
Chesapeake Energy Corp., Term Loan	8.500%	8/23/21	1,350,000		1,445,175	(l)(m)
Magnum Hunter Resources Inc., Exit Term Loan	8.000%	5/6/19	765,667		761,839	(d)(l)(m)
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	1,078,586		865,565	(l)(m)
Total Oil, Gas & Consumable Fuels					3,072,579
Total Energy					4,624,094
Health Care — 0.4%
Health Care Equipment & Supplies — 0.1%
Lantheus Medical Imaging Inc., Term Loan	7.000%	6/30/22	1,135,053		1,117,082	(l)(m)
Health Care Providers & Services — 0.3%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	1,815,333		1,803,988	(l)(m)
Total Health Care					2,921,070
Utilities — 0.4%
Electric Utilities — 0.4%
Panda Temple II Power LLC, New Term Loan B	7.250%	4/3/19	535,338		499,203	(d)(l)(m)
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	2,275,350		2,047,815	(d)(l)(m)
Total Utilities					2,547,018
Total Senior Loans (Cost — $15,449,732)					13,894,969
Sovereign Bonds — 4.5%
Argentina — 2.6%
City of Buenos Aires Argentina, Senior Notes	7.500%	6/1/27	3,140,000		3,391,200	(a)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	2,840,000		3,152,400	(a)
Republic of Argentina, Senior Notes	6.875%	4/22/21	1,860,000		2,017,170	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	5,600,000		6,132,000	(a)
Republic of Argentina, Senior Notes	7.625%	4/22/46	1,960,000		2,145,220	(a)
Total Argentina					16,837,990
Ecuador — 0.3%
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	2,120,000		2,247,200	(a)
Hungary — 0.3%
Republic of Hungary, Senior Notes	5.750%	11/22/23	1,658,000		1,937,166
Mexico — 0.5%
United Mexican States, Senior Bonds	6.500%	6/9/22	61,740,000	MXN	3,346,134

See Notes to Financial Statements.

18	Western Asset High Income Fund II Inc. 2016 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Russia — 0.3%
Russian Federal Bond, Bonds	7.050%	1/19/28	137,410,000	RUB	$1,964,122
Turkey — 0.3%
Republic of Turkey, Senior Bonds	11.875%	1/15/30	1,175,000		1,916,813	(b)
Venezuela — 0.2%
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	1,164,000		545,916
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	996,000		510,450	(b)(g)
Total Venezuela					1,056,366
Total Sovereign Bonds (Cost — $28,404,120)					29,305,791
U.S. Government & Agency Obligations — 9.0%
U.S. Government Obligations — 9.0%
U.S. Treasury Notes	1.375%	9/30/20	21,090,000		21,234,994
U.S. Treasury Notes	1.125%	6/30/21	9,830,000		9,748,401
U.S. Treasury Notes	1.125%	8/31/21	2,500,000		2,478,223
U.S. Treasury Notes	1.625%	5/15/26	17,100,000		16,798,082
U.S. Treasury Notes	1.500%	8/15/26	8,500,000		8,246,666
Total U.S. Government & Agency Obligations (Cost — $58,765,464)					58,506,366

			Shares
Common Stocks — 2.7%
Consumer Discretionary — 0.2%
Hotels, Restaurants & Leisure — 0.2%
Bossier Casino Venture Holdco Inc.			166,350		1,565,354	*(d)(e)
Red Rock Resorts Inc., Class A Shares			2,408		52,735
Total Consumer Discretionary					1,618,089
Energy — 1.7%
Energy Equipment & Services — 0.8%
Hercules Offshore Inc.			96,800		164,560	*(d)
KCAD Holdings I Ltd.			533,873,172		4,965,021	*(d)(e)
Total Energy Equipment & Services					5,129,581
Oil, Gas & Consumable Fuels — 0.9%
Magnum Hunter Resources Corp.			415,186		4,982,232	*(d)
MWO Holdings LLC			1,069		1,027,448	(d)(e)
Total Oil, Gas & Consumable Fuels					6,009,680
Total Energy					11,139,261
Financials — 0.4%
Banks — 0.4%
Wells Fargo & Co.			53,030		2,439,910

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2016 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

October 31, 2016

Western Asset High Income Fund II Inc.

Security			Shares	Value
Health Care — 0.1%
Health Care Providers & Services — 0.1%
Physiotherapy Associates Holdings Inc. (Escrow)			31,500	$372,015	*(d)(e)
Industrials — 0.3%
Marine — 0.3%
DeepOcean Group Holding AS			198,468	1,772,319	*(d)(e)
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.			6,589,511	0	*(d)(e)(j)
Total Common Stocks (Cost — $26,880,172)				17,341,594

	Rate
Convertible Preferred Stocks — 0.5%
Health Care — 0.5%
Pharmaceuticals — 0.5%
Allergan PLC (Cost — $3,820,734)	5.500%		4,629	3,559,701
Preferred Stocks — 1.4%
Financials — 1.4%
Consumer Finance — 0.7%
GMAC Capital Trust I	6.602%		181,300	4,628,589	(i)
Diversified Financial Services — 0.7%
Citigroup Capital XIII	7.257%		168,125	4,372,931	(b)(i)
Total Preferred Stocks (Cost — $8,448,736)				9,001,520

		Expiration Date	Warrants
Warrants — 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	18,500	46,250
Pacific Exploration and Production Corp.		7/31/16	45,250	144,800	*(d)(e)
Total Warrants (Cost — $144,800)				191,050
Total Investments before Short-Term Investments (Cost — $847,339,940)				863,173,973

		Maturity Date	Face Amount†
Short-Term Investments — 2.2%
Repurchase Agreements — 0.8%
Deutsche Bank Securities Inc. repurchase agreement dated 10/31/16; Proceeds at maturity — $5,000,049; (Fully collateralized by U.S. government obligations, 1.375% due 7/31/18; Market value — $5,100,000) (Cost — $5,000,000)	0.350%	11/1/16	5,000,000	5,000,000

See Notes to Financial Statements.

20	Western Asset High Income Fund II Inc. 2016 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Shares	Value
Money Market Funds — 1.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $9,024,092)	0.251%	9,024,092	$9,024,092
Total Short-Term Investments (Cost — $14,024,092)			14,024,092
Total Investments — 134.4% (Cost — $861,364,032#)			877,198,065
Liabilities in Excess of Other Assets — (34.4)%			(224,422,653)
Total Net Assets — 100.0%			$652,775,412

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	Illiquid security (unaudited).

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	The maturity principal is currently in default as of October 31, 2016.

(g)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(h)	The coupon payment on these securities is currently in default as of October 31, 2016.

(i)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(j)	Value is less than $1.

(k)	Security has no maturity date. The date shown represents the next call date.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AUD	— Australian Dollar
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
RUB	— Russian Ruble

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2016 Semi-Annual Report	21

Statement of assets and liabilities (unaudited)

October 31, 2016

Assets:
Investments, at value (Cost — $861,364,032)	$877,198,065
Foreign currency, at value (Cost — $1,140,492)	1,123,286
Cash	101,606
Interest and dividends receivable	15,161,715
Receivable for securities sold	12,076,364
Unrealized appreciation on forward foreign currency contracts	800,258
Prepaid expenses	32,646
Total Assets	906,493,940

Liabilities:
Loan payable (Note 5)	240,000,000
Payable for securities purchased	12,632,018
Investment management fee payable	609,573
Unrealized depreciation on forward foreign currency contracts	302,687
Interest payable	98,666
Directors’ fees payable	7,843
Accrued expenses	67,741
Total Liabilities	253,718,528
Total Net Assets	$652,775,412

Net Assets:
Par value ($0.001 par value; 86,203,856 shares issued and outstanding; 100,000,000 shares authorized)	$86,204
Paid-in capital in excess of par value	1,018,286,198
Overdistributed net investment income	(6,895,710)
Accumulated net realized loss on investments and foreign currency transactions	(375,004,861)
Net unrealized appreciation on investments and foreign currencies	16,303,581
Total Net Assets	$652,775,412

Shares Outstanding	86,203,856

Net Asset Value	$7.57

See Notes to Financial Statements.

22	Western Asset High Income Fund II Inc. 2016 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended October 31, 2016

Investment Income:
Interest	$35,178,104
Dividends	454,583
Total Investment Income	35,632,687

Expenses:
Investment management fee (Note 2)	3,531,458
Interest expense (Note 5)	1,521,271
Transfer agent fees	126,987
Directors’ fees	80,289
Audit and tax fees	42,430
Stock exchange listing fees	37,862
Legal fees	36,277
Shareholder reports	21,012
Insurance	5,455
Custody fees	4,859
Miscellaneous expenses	10,390
Total Expenses	5,418,290
Net Investment Income	30,214,397

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(17,359,899)
Foreign currency transactions	1,216,996
Net Realized Loss	(16,142,903)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	55,563,903
Foreign currencies	886,430
Change in Net Unrealized Appreciation (Depreciation)	56,450,333
Net Gain on Investments and Foreign Currency Transactions	40,307,430
Increase in Net Assets From Operations	$70,521,827

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2016 Semi-Annual Report	23

Statements of changes in net assets

For the Six Months Ended October 31, 2016 (unaudited) and the Year Ended April 30, 2016	October 31	April 30

Operations:
Net investment income	$30,214,397	$63,025,166
Net realized loss	(16,142,903)	(85,316,643)
Change in net unrealized appreciation (depreciation)	56,450,333	(31,550,309)
Increase (Decrease) in Net Assets From Operations	70,521,827	(53,841,786)

Distributions to Shareholders From (Note 1):
Net investment income	(31,378,205)	(70,945,775)
Decrease in Net Assets From Distributions to Shareholders	(31,378,205)	(70,945,775)
Increase (Decrease) in Net Assets	39,143,622	(124,787,561)

Net Assets:
Beginning of period	613,631,790	738,419,351
End of period*	$652,775,412	$613,631,790
*Includes overdistributed net investment income of:	$(6,895,710)	$(5,731,902)

See Notes to Financial Statements.

24	Western Asset High Income Fund II Inc. 2016 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended October 31, 2016

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$70,521,827
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(297,483,333)
Sales of portfolio securities	326,590,921
Net purchases, sales and maturities of short-term investments	(9,813,725)
Payment-in-kind	(1,746,982)
Net amortization of premium (accretion of discount)	(5,138,700)
Decrease in receivable for securities sold	3,819,387
Decrease in interest and dividends receivable	1,456,905
Decrease in prepaid expenses	33,765
Decrease in deposits with brokers for open futures contracts	3
Decrease in deposits with brokers for centrally cleared swap contracts	1,613
Decrease in payable for securities purchased	(11,552,192)
Increase in investment management fee payable	63,248
Decrease in Directors’ fees payable	(2,995)
Increase in interest payable	13,837
Decrease in accrued expenses	(75,126)
Net realized loss on investments	17,358,974
Change in net unrealized appreciation(depreciation) of investments and forward foreign currency transactions	(56,491,741)
Net Cash Provided by Operating Activities*	37,555,686

Cash Flows From Financing Activities:
Distributions paid on common stock	(37,110,761)
Net Cash Used in Financing Activities	(37,110,761)
Net Increase in Cash	444,925
Cash at Beginning of Period	779,967
Cash at End of Period	$1,224,892

*	Included in operating expenses is cash of $1,507,434 paid for interest on borrowings.

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2016 Semi-Annual Report	25

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:
	2016[1,2]	2016[2]	2015[2]	2014[2]	2013[2]	2012[2]

Net asset value, beginning of period	$7.12	$8.57	$9.47	$9.56	$8.86	$9.57

Income (loss) from operations:
Net investment income	0.35	0.73	0.79	0.85	0.90	0.96
Net realized and unrealized gain (loss)	0.46	(1.36)	(0.86)	(0.05)	0.77	(0.67)
Total income (loss) from operations	0.81	(0.63)	(0.07)	0.80	1.67	0.29

Less distributions from:
Net investment income	(0.36) [3]	(0.82)	(0.83)	(0.89)	(0.97)	(1.00)
Total distributions	(0.36)	(0.82)	(0.83)	(0.89)	(0.97)	(1.00)

Net asset value, end of period	$7.57	$7.12	$8.57	$9.47	$9.56	$8.86

Market price, end of period	$7.07	$6.90	$8.15	$9.39	$10.20	$10.10
Total return, based on NAV[4,5]	11.70%	(7.12)%	(0.65)%	8.89%	20.03%	3.80%
Total return, based on Market Price[6]	7.84%	(4.40)%	(4.54)%	1.30%	11.68%	11.89%

Net assets, end of period (000s)	$652,775	$613,632	$738,419	$816,304	$822,403	$756,448

Ratios to average net assets:
Gross expenses	1.69%[7]	1.59%	1.45%	1.45%	1.41%	1.51%
Net expenses	1.69 [7]	1.59	1.45	1.45	1.41	1.51
Net investment income	9.42 [7]	9.78	8.90	9.10	9.84	10.93

Portfolio turnover rate	35%	65%	41%	45%	52%	45%

Supplemental data:
Loan Outstanding, End of Period (000s)	$240,000	$240,000	$260,000	$255,000	$215,000	$215,000
Asset Coverage Ratio for Loan Outstanding[8]	372%	356%	384%	420%	483%	452%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[8]	$3,720	$3,557	$3,840	$4,201 [9]	$4,825 [9]	$4,518 [9]
Weighted Average Loan (000s)	$240,000	$241,803	$251,712	$248,493	$215,000	$211,038
Weighted Average Interest Rate on Loan	1.26%	1.05%	0.91%	0.92%	0.97%	1.09%

See Notes to Financial Statements.

26	Western Asset High Income Fund II Inc. 2016 Semi-Annual Report

[1]	For the six months ended October 31, 2016 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[9]	Added to conform to current period presentation.

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2016 Semi-Annual Report	27

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation

28	Western Asset High Income Fund II Inc. 2016 Semi-Annual Report

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset High Income Fund II Inc. 2016 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$146,196,143	$2,736,014		$148,932,157
Energy	—	132,512,590	1,116,297		133,628,887
Materials	—	70,454,024	0	*	70,454,024
Other corporate bonds & notes	—	372,533,569	—		372,533,569
Convertible bonds & notes	—	5,824,345	—		5,824,345
Senior loans:
Consumer discretionary	—	2,095,037	1,707,750		3,802,787
Energy	—	2,310,740	2,313,354		4,624,094
Health care	—	2,921,070	—		2,921,070
Utilities	—	499,203	2,047,815		2,547,018
Sovereign bonds	—	29,305,791	—		29,305,791
U.S. government & agency obligations	—	58,506,366	—		58,506,366
Common stocks:
Consumer discretionary	$52,735	—	1,565,354		1,618,089
Energy	164,560	4,982,232	5,992,469		11,139,261
Financials	2,439,910	—	—		2,439,910
Health care	—	—	372,015		372,015
Industrials	—	—	1,772,319		1,772,319
Materials	—	—	0	*	0	*
Convertible preferred stocks	3,559,701	—	—		3,559,701
Preferred stocks	9,001,520	—	—		9,001,520
Warrants	—	46,250	144,800		191,050
Total long-term investments	$15,218,426	$828,187,360	$19,768,187		$863,173,973
Short-term investments†:
Repurchase agreements	—	5,000,000	—		5,000,000
Money market funds	9,024,092	—	—		9,024,092
Total short-term investments	$9,024,092	$5,000,000	—		$14,024,092
Total investments	$24,242,518	$833,187,360	$19,768,187		$877,198,065
Other financial instruments:
Forward foreign currency contracts	—	800,258	—		800,258
Total	$24,242,518	$833,987,618	$19,768,187		$877,998,323

30	Western Asset High Income Fund II Inc. 2016 Semi-Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$302,687	—	$302,687

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Energy		Materials
Balance as of April 30, 2016	$2,318,296	—		$0	*
Accrued premiums/discounts	34,454	—		—
Realized gain (loss)	—	—		—
Change in unrealized appreciation (depreciation)[2]	198,473	—		—
Purchases	184,791	$0	*	—
Sales	—	—		—
Transfers into Level 3[3]	—	$1,116,297		—
Transfers out of Level 3	—	—		—
Balance as of October 31, 2016	$2,736,014	$1,116,297		$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2016[2]	$198,473	—		—

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care	Utilities
Balance as of April 30, 2016	$1,707,750	$3,496,381	$1,714,395	$2,916,326
Accrued premiums/discounts	587	7,655	1,377	9,735
Realized gain (loss)[1]	—	(587,907)	998	(10,198)
Change in unrealized appreciation (depreciation)[2]	(587)	401,329	174,184	8,117
Purchases	—	743,167	—	—
Sales	—	(2,433,222)	(773,872)	(376,962)
Transfers into Level 3[3]	—	1,551,515	—	—
Transfers out of Level 3[4]	—	(865,564)	(1,117,082)	(499,203)
Balance as of October 31, 2016	$1,707,750	$2,313,354	—	$2,047,815
Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2016[2]	$(587)	$(15,724)	—	$9,601

	Common Stocks
Investments in Securities (cont’d)	Consumer Discretionary		Energy	Financials		Health Care	Industrials	Materials	Warrants	Total
Balance as of April 30, 2016	$0	*	$1,895,784	$0	*	$368,865	$1,216,807	$5	—	$15,634,609
Accrued premiums/discounts	—		—	—		—	—	—	—	53,808
Realized gain (loss)[1]	—		—	(6,849,237)		—	—	—	—	(7,446,344)

Western Asset High Income Fund II Inc. 2016 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

	Common Stocks
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Financials	Health Care	Industrials	Materials		Warrants	Total
Change in unrealized appreciation (depreciation)[2]	$1,565,354	$3,027,435	$6,896,193	$3,150	$555,512	$(5)		—	$12,829,155
Purchases	—	1,069,250	—	—	—	—		$144,800	2,142,008
Sales	—	—	(46,956)	—	—	—		—	(3,631,012)
Transfers into Level 3[3]	—	—	—	—	—	—		—	2,667,812
Transfers out of Level 3[4]	—	—	—	—	—	—		—	(2,481,849)
Balance as of October 31, 2016	$1,565,354	$5,992,469	—	$372,015	$1,772,319	$0	*	$144,800	$19,768,187
Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2016[2]	$1,565,354	$3,027,435	—	$3,150	$555,512	$(5)		—	$5,343,209

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may

32	Western Asset High Income Fund II Inc. 2016 Semi-Annual Report

be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Western Asset High Income Fund II Inc. 2016 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to

34	Western Asset High Income Fund II Inc. 2016 Semi-Annual Report

timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets

Western Asset High Income Fund II Inc. 2016 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of October 31, 2016, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $302,687. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses mortgage- and asset-backed securities are recorded as adjustment to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

36	Western Asset High Income Fund II Inc. 2016 Semi-Annual Report

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore and Western Asset Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore and Western Asset Limited a subadvisory fee of 0.30% on assets managed by each subadviser.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended October 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$188,058,027	$109,425,306
Sales	264,131,692	62,459,229

At October 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$64,868,247
Gross unrealized depreciation	(49,034,214)
Net unrealized appreciation	$15,834,033

Western Asset High Income Fund II Inc. 2016 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

At October 31, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	554,417	GBP	414,803	Citibank N.A.	11/10/16	$46,622
GBP	3,050,268	USD	4,000,000	UBS AG	11/10/16	(265,908)
GBP	378,392	USD	500,000	UBS AG	11/10/16	(36,779)
USD	3,136,214	EUR	2,798,067	UBS AG	11/10/16	63,671
USD	8,500,955	GBP	6,380,565	UBS AG	11/10/16	689,965
Total						$497,571

Abbreviations used in this table:
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2016.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$800,258

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$302,687

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended October 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts[1]	$1,166,255

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

38	Western Asset High Income Fund II Inc. 2016 Semi-Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts[1]	$927,838

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended October 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$8,449,136
Forward foreign currency contracts (to sell)	22,930,375

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at October 31, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$800,258	—	$800,258

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at October 31, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$302,687	—	$302,687

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

5. Loan

The Fund has a revolving credit agreement with Pershing LLC that allows the Fund to borrow up to an aggregate amount of $300,000,000 and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the six months ended October 31, 2016 was $1,521,271. For the six months ended October 31, 2016, the Fund had an average daily loan balance outstanding of $240,000,000 and the weighted average interest rate was 1.26%. At October 31, 2016, the Fund had $240,000,000 of borrowings outstanding.

Western Asset High Income Fund II Inc. 2016 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

6. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the period ended April 30, 2016, the Fund did not repurchase any shares.

7. Distributions subsequent to October 31, 2016

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
11/18/16	11/25/16	$0.0565
12/23/16	12/30/16	$0.0540
1/20/17	1/27/17	$0.0540
2/17/17	2/24/17	$0.0540

8. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

40	Western Asset High Income Fund II Inc. 2016 Semi-Annual Report

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset High Income Fund II Inc. was held on September 9, 2016 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	71,280,757	3,360,627
William R. Hutchinson	71,582,977	3,058,407
Jane Trust	69,776,723	4,864,661

At October 31, 2016, in addition to Carol L. Colman, William R. Hutchinson, and Jane Trust, the other Directors of the Fund were as follows:

Robert D. Agdern

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

Eileen A. Kamerick

Riordan Roett

Western Asset High Income Fund II Inc.	41

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each shareholder purchasing shares of common stock (“Shares”) of Western Asset High Income Fund II Inc. (“Fund”) will be deemed to have elected to be a participant in the Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of Computershare, Inc. as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open market purchases by the date specified above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open market purchases as specified

42	Western Asset High Income Fund II Inc.

above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to the paragraph above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such

Western Asset High Income Fund II Inc.	43

Dividend reinvestment plan (unaudited) (cont’d)

undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee

44	Western Asset High Income Fund II Inc.

Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by telephone at 1-888-888-0151.

*  *  *

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund will use the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. In addition, effective July 1, 2017, fees paid by Plan participants to sell Fund shares will increase, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at

Western Asset High Income Fund II Inc.	45

Dividend reinvestment plan (unaudited) (cont’d)

the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

46	Western Asset High Income Fund II Inc.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151.

Western Asset High Income Fund II Inc.	47

Western Asset

High Income Fund II Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President

and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Jenna Bailey

Identity Theft

Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset High Income Fund II Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher &

Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

HIX

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset High Income Fund II Inc.

Western Asset High Income Fund II Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

WAS0022 12/16 SR16-2921

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not Applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attache hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund II Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: December 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: December 28, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: December 28, 2016